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                                                                   EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 2, 1996 (except as to Notes 1 and 9, as to which the date is December 10, 1996) in Amendment No. 6 to the Registration Statement (Form S-1 No. 333-228) and related Prospectus of MoneyGram Payment Systems, Inc.


                                          ERNST & YOUNG LLP

Denver, Colorado

December 10, 1996